                                                                  Exhibit 10-a-1





                              NORDSON CORPORATION


                  1995 MANAGEMENT INCENTIVE COMPENSATION PLAN
                  -------------------------------------------

                                EXHIBITS 2 AND 3

                                                                  Exhibit 10-a-1
                                                                       EXHIBIT 2



                              NORDSON CORPORATION

                            TARGET INCENTIVE AWARDS

                               FY 1996 PLAN YEAR
                               -----------------


                                                                     Target
     Position Title                  Incumbent                    Award Amount
------------------------          ---------------                 ------------

President and
Chief Executive Officer           W. P. Madar                       $  524,000

Executive Vice President
& Chief Operating Officer         E.P. Campbell                        260,000

Sr. Vice President                J. E. Jackson                        162,500

Vice President                    R. E. Thayer                         137,800

President -
Pacific South Division            D. J. McLane                         131,300

Vice President                    C.C. Bernadotte                      123,500

Vice President - Finance
& Controller                      N. D. Pellecchia                      93,500

Vice President - Law
and Assistant Secretary           T. L. Moorhead                        85,250

Vice President -
Manufacturing                     D. R. Bunch                           83,600

Vice President - Corporate
Research and Technology           R. G. Klein                           83,600

Vice President -
Human Resources                   B. H. Fields                          83,600

President - Nordson K.K.          Y. Miyahara                           82,180*

Vice President                    M. Groos                              81,945**
                                                                   -----------
                                  Aggregate Target Award:           $1,932,775
                                                                    ==========

 *Represents Yen 8,500,000 converted at the December 31, 1995 exchange rate of
  103.43 Yen to the U.S. $1.00

**Represents DM 118,000 converted at the December 31, 1995 exchange rate of
  1.44 Deutsche marks to the U.S. $1.00


                                                                  Exhibit 10-a-1
                                                                       EXHIBIT 3



                              NORDSON CORPORATION

                  1995 MANAGEMENT INCENTIVE COMPENSATION PLAN

                       FISCAL 1996 PERFORMANCE COMPONENTS
                       ----------------------------------



================================================================================


         I.  RETURN ON AVERAGE             II.  PROFITABILITY -
             INVESTED CAPITAL:                  EPS GROWTH:
             70% of Target Award                30% of Target Award

--------------------------------------------------------------------------------

CORPORATE
  GOAL       16% Per Year                       Increase 15% Per Year


--------------------------------------------------------------------------------

PAYOUT
TABLE             % of Component     Earnings     % of Component
          ROAIC   Of Target Award    Per Share    of Target Award
          -----   ---------------    ---------    ---------------

           8%           0%               *X=$2.84       0%
          12%          50%           1.075X=$3.05      50%
          16%         100%           1.150X=$3.27     100%
          20%+        150%           1.300X=$3.69+    150%

            *X=Earnings Per Share for the previous plan year.

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